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                                                                   EXHIBIT 10.92

                                                Agreement No.: 271-RSLR-3511-A-1

                                AMENDMENT #1 TO
                               RESELLER AGREEMENT
             BETWEEN LEGATO SOFTWARE, A DIVISION OF EMC CORPORATION
                                      AND
                           MTI TECHNOLOGY CORPORATION

The Reseller Agreement between Legato Software, a division of EMC Corporation, successor in interest of Legato Systems Inc. ("Legato"), its subsidiary Legato Systems Nederlands B.V., and MTI Technology Corporation ("Reseller") dated December 23, 2002, contract # 271-RSLR-3511 (the "Agreement"), is hereby amended effective December 23, 2003 (the "Effective Date"), as follows (all capitalized terms shall have the same meanings as set forth in the Agreement unless indicated otherwise):

Whereas Schedule A of the Agreement for Storage Management software is expiring; and,

Whereas both parties desire that Reseller resell software licenses for "Legato's Messaging Software"; and,

Whereas the parties agree to extend the Agreement pursuant to the provisions agreed upon below.

Now, therefore, the parties agree to the following:

1. Add new Schedules A-I, A-2, and A-3 dated 12/23/03 and where references to Schedule A are contained in the language of the Agreement, add "and Schedules A-l, A-2, and A-3".

2.    Add a new Section 5.14 to the Agreement as follows:

            "5.14 SOFTWARE REGISTRATION. Reseller agrees to register all Software and Updates purchased on behalf of an End-User under the End-User's name. Further, Legato shall have no obligation to provide Technical Support for Software and/or Updates not registered by Reseller in End-User's name."

3. Section 7.1, third bullet. Change the third bullet in Section 7.1 of the Agreement to the following:

      -     "End-User name and address;"

4.    In Section 12.1, change the internet reference in the last sentence to:
      "http://www.legato.com/corporate_info/usage/cfm"

5. Section 9.6, ADDITIONAL CAUSE FOR TERMINATION. Add the word "with five (5) business days' prior written notice" after "terminate" in the first sentence, so it now reads: "In addition to the aforementioned, this Agreement shall terminate with five (5) business days' prior written notice if Reseller:"

6. Replace Schedule C with the attached Schedule C dated 12/23/03 for international ordering information.

IN WITNESS WHEREOF, the parties have executed this Amendment #1 as of the Effective Date set forth above.

LEGATO SOFTWARE, A DIVISION OF EMC             RESELLER: MTI TECHNOLOGY
CORPORATION                                    CORPORATION

By: /s/ Robert B. Nahum                         By: /s/ Todd Schaeffer
    -------------------------------                 ----------------------------
   AUTHORIZED REPRESENTATIVE                        AUTHORIZED REPRESENTATIVE
Name: Robert B. Nahum                           Name: Todd Schaeffer

Title: Director                                 Title: CFO

Date: 1/27/04                                   Date: Jan 23, 2004

                                      DATE
                                     1/27/04
                                    APPROVED
                                     LEGATO
                                    CONTRACTS
                                      ICEQ
                                       BY

Amendment 1 to MTI WW Reseller Agreement                     Legato Confidential
                                                                              ww

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LEGATO SYSTEMS NEDERLAND B.V.

BY: /s/ Dallis Radamacher
    -----------------------------
    AUTHORIZED REPRESENTATIVE

Name: Dallis Radamacher

Title: Authorized Representative

Date:    February 2004

Amendment 1 to MTI WW Reseller Agreement                     Legato Confidential

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